UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

SEGMENTZ, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

429 Post Road, P.O. Box 210, Buchanan, MI 49107

(Address of principal executive offices – zip code)

(269) 695-4920

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

August 15, 2005, Segmentz, Inc., issued a press release and held a conference call reporting its financial results for the second quarter of fiscal year 2005, which ended June 30, 2005. A copy of the release and transcript is attached as Exhibit 99.1 and 99.2, respectively.

The information furnished herein, including Exhibit 99.1 and 99.2, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.
99.1	Press release dated August 15, 2005.
99.2	Conference call dated August 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGMENTZ, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: August 15, 2005